EXHIBIT 10.1

Consulting Agreement

This Consulting Agreement (the "Agreement") made as of the date __________________ by and between ________________("Consultant") and  Chatching, Inc., a Florida corporation ("Company").

WITNESSETH

WHEREAS, the Company requires Consultants to provide certain specified services only accordance with the terms of this Agreement;

WHEREAS, Consultant shall provide Company with consulting services and is desirous of performing such services for the Company; and

WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

1.  APPOINTMENT

The Company hereby engages Consultant and Consultant agrees to render various services to the Company upon the terms and conditions hereinafter set forth.

2.  TERM

The term of this Agreement begins as of the date of this Agreement and shall terminate when agreed as specified below under “Termination.”

3.  SERVICES

During the term of this Agreement, Consultant shall provide the following services:  The services which the Consultant may render are set forth in Exhibit A to the Company’s Employee/Consultant Benefits Plan (“Plan”), a copy of which has been furnished to Consultant.  The entire Plan is incorporated by reference herein and all provisions of the Plan are made a part of this Agreement and binding upon Consultant.

Consultant may select which of the duties under the Plan Consultant wishes to perform.  Consultant is not required to render any of these services and is free to use other social networking sites.

4.  DUTIES OF THE COMPANY

The Company shall comply with its obligation s under the Plan.

5.  COMPENSATION

The compensation to Consultant is set forth in the Plan.

6.  REPRESENTATION AND INDEMNIFICATION

Consultant represents that Consultant has read and fully understands all provisions of the Plan and agrees to indemnify, hold harmless and defend the Company from any and all claims or demands of any kind relating to the Consultant's breach of its agreements hereunder.

Consultant represents and warrants the following and understands and agrees to the following limitations on their activities:

☐
Consultants are prohibited by contract from making any direct offer to become a user of the site or a Consultant to any prospective user of the site or any prospective Consultant.   In that connection, please note the following list of Do’s and Don’t’s which govern your communications with others.

To help you understand what you can say to others about our website and our program and what you can’t say, and importantly:  So you don’t inadvertently mess us an forfeit without consideration all the Points you’ve accumulated as well as any underlying common stock awarded but not vested, here’s a list of “Do’s – acceptable communications to others” and “Dont’s – not acceptable communications to others:”

Do’s

•	There’s this great new social networking website called ChatChing.com.

•	I’ve signed up as a user and I’ve recommended that they invite you to be a user, too.

•	I’ll earn points that I can convert into stock ownership in the Company not only from my use but also from your use if you sign up as a user too after you get their invitation.

Don’t’s

•	Chatching’s got a great program that will let you become a Consultant like me and earn Points which you can convert into ownership of their stock just for using the site without paying a penny.

•	Sign up for Chatching and you can get stock in the Company.

•	I signed up at Chatching as a Consultant and you should too.

•	I recommend you sign up to get free stock in the Company like me.

The basic principal of the “Do’s” and “Dont’s” is:  It’s OK to tell others to become users of the site.  It’s OK to say you are earning points.  It’s not OK to tell recommend to others that they become Consultants like you or to tell them any details about how the Consulting Program works.  It’s not OK to tell others to go sign up and get free stock.  Keep it general.  Keep it to “Become a user like me” only.

☐
Consultants who wish to earn Points from referrals may only do so by requesting the Company issue an invitation to a potential user of the site as set forth in the Company’s registration statement filed with the SEC.  They may not issue any such invitation directly.

☐	Consultants represent that they have not participated in the offer or sale of any securities prior to their becoming a Consultant to the Company.

☐	No Consultant can be involved any negotiations between the Company and a prospective user, let alone any prospective consultant, concerning the merits of becoming a Consultant.

☐	Consultants must comply with all Consultant Transaction Program procedures as set forth in the Company’s registration statement.

☐
Consultants understand and agree that potential Users they may ask the company to invite are not required to become Consultants.   Although Consultants will receive Points as a result of activities on the Company’s site by other persons identified to the Company by the Consultant to be invited by the Company to become Users of the Company’s website who become users of the Company’s site as a result, the Consultants will not receive any additional Points or any other benefits if an Consultant or User identified and Company invited User elects, on their own and only by following the procedures set forth on the Company’s website, to become a Consultant.  In other words, the Consultants will receive exactly the same number of Points in connection with identifying a person to be invited by the Company to become a user of the Company’s website as well as that Referred User’s use of the website regardless of whether or not the Consultant or User identified and Company invited user elects to become a Consultant or uses the Company’s site simply as a User.

Monitoring and Testing of Consultants’ Communications

Company will monitor and test Consultants’ communications to assure compliance with its contractual limitations on their communications in two ways:

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Random Consultant Testing Program – Like a random drug testing program, Company will have a random Consultant testing program.  Company will pick a random sample of approximately 100 Consultants each day.  Company will do a complete internet search of their communication in the past 30 days to determine whether any communications have been made which violate the contractual limitations on communications.

•
Use of General Internet Communications Identification Tools – Company will set up tools like “Google Alerts” to identify any communications which may be made in violation of the contractual limitations on communications.

Consultant agrees to submit to such procedures in consideration of the Company’s compensation to Consultant as set forth in this agreement and waives any privacy or similar claim or any other claim in connection with Company’s activities described above.

Significant penalties imposed on consultants for failure to comply with communications limitations in the Consulting Agreement

Through its Random Consultant Testing Program and monitoring of internet communications or if otherwise brought to its attention, if Company discover a Consultant has been making communications about its Consultant Program beyond those permitted under the Consulting Agreement, any Consultant violating this or any other provision of the Consulting Agreement will be terminated as a Consultant and will forfeit without consideration all accumulated Points and unvested Stock Awards

7.  MISCELLANEOUS

Termination: Consultant may terminate this Agreement upon written notice to the Company, which shall be effective five (5) business days from the date of such notice.  This Agreement shall also terminate upon award of all stock eligible to be awarded under the Plan.

Company may terminate this Agreement for any violation of any provision of this Agreement by Consultant, including but not limited to violation of the Representations set forth in paragraph 6 above.  If this Agreement is terminated by Company, Consultant and will forfeit without consideration all accumulated Points and unvested Stock Awards

Modification: This Agreement sets forth the entire understanding of the Parties with respect to the subject matter hereof, and may be amended only in a written document signed by both parties.

Notices: Any notices required or permitted to be given hereunder shall be in writing and shall be mailed or otherwise delivered in person or by e-mail to the address of such Party as the Party shall have furnished in writing to the other Party.

Waiver: Any waiver by either Party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Agreement. The failure of a Party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive the other Party of the right thereafter to insist upon adherence to that term of any other term or this Agreement.

Assignment: The duties of Consultant may not be assigned without consent of the Company.

Severability: If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

Governing Law; Venue; Jurisdiction:  This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Florida as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Florida, without regard to its principles of conflicts of laws. Venue for any legal action which may be brought hereunder shall be deemed to lie in the county of the Company’s principal place of business in Florida.   The parties agree that, irrespective of any wording that might be construed to be in conflict with this paragraph, this agreement is one for performance in Florida for the purpose of this section.  The parties to this agreement agree that they waive any objection, constitutional, statutory or otherwise, to a Florida court’s taking jurisdiction of any dispute between them.  By entering into this agreement, the parties, and each of them understand that they might be called upon to answer a claim asserted in a Florida court.

IN WITNESS WHEREOF, this Agreement has been executed by the Parties.

CONSULTANT [No person may be a Consultant unless they are 12 years of age.  If Consultant is older than 12 but younger than 18, this Agreement is not valid until the attached PARENTAL CONSENT FORM is completed and signed in full.]

Name of Consultant -please print:
__________________________________________________

Consultant’s Address:
__________________________________________________

__________________________________________________

__________________________________________________

e-mail address:  ______________________________________

Telephone Number:___________________________________

 Authorized Signature:_________________________________

COMPANY

CHATCHING, INC. , a Florida corporation

By:  ________________________________
    Steve Pfirman, President

PARENTAL CONSENT FORM

This Form is given by the Parent(s) of ___________________ (MINOR)

The undersigned, and each of them, declare:

I have read the entire contract, including the exhibits, which bears the following title and date and concerns the following Chathing, Inc., a  Florida corporation (COMPANY), and the following MINOR, whose custody and control is solely in the hands of the undersigned:

TITLE OF CONTRACT:  Consulting Agreement

I warrant that the undersigned have sole custody and control of the MINOR, and that the MINOR was born on.

In consideration of the execution by the COMPANY of the contract with the MINOR, I acknowledge and agree that I approve of the contract and of the signing of the contract by the MINOR and the living up to the terms and the spirit of the contract by the MINOR and that I will be responsibility for the supervision of the MINOR in fulfilling all duties and obligations under the contract

I hereby agree that COMPANY may apply to the Superior Court of the State of Florida, in and for the appropriate County, (herein called "Court") or any other Court selected by COMPANY as provided by law for approval of the contract; hereby give my consent to the establishment of such trust fund or savings plan for the benefit of the MINOR as the Court may deem just and proper. A copy of this CONSENT may be filed with the Court. I understand and agree that if compensation payable to the MINOR is paid in shares of common stock of COMPANY pursuant to the terms and provisions of the MINOR's contract, the stock shall be issued in my name as parent or guardian of MINOR. The Court may appoint me, but may appoint any other person if it so desires, as sole or joint trustee or guardian of the MINOR's stock.

I reside at the following address, and the MINOR lives at the following address:

MINE:

MINOR'S:

I am executing this consent and agreement in City: _____________  State: ______________ on:

DATE:__________________________   UNDERSIGNED: __________________________________

DATE:__________________________ UNDERSIGNED: ___________________________________